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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



       Date of report (Date of earliest event reported): December 22, 1999



                           Commission File No. 0-24833




                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                DELAWARE                                 95-4763404
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    (State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
     Incorporation or Organization)


   100, 6 Morgan, Irvine, California                        92618
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(Address of principal executive offices)                  (ZIP Code)


                                 (949) 837-8252
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           On December 22, 1999, the Registrant completed its previously announced acquisition of UK-based KNS Holdings Limited, carrying on business as KNS Distribution ("KNS"). Under the terms of this acquisition, KNS shareholders received (pound)3,095,293.84 million in cash (approx. US$5,000,000) and 2,160,307 shares of the Registrant's common stock valued at $14.95 per share. In addition, KNS shareholders received two loan notes due April 6, 2000 and June 30, 2000 for (pound)1,654,706.16 (approx. US$2,660,000) and (pound)2,500,000
(approx. US$4,025,00) respectively. The Agreement for the Sale and Purchase of the Entire Issued Share Capital of KNS Holdings Limited dated November 15, 1999 (the "Acquisition Agreement") and the Supplemental Agreement for Sale and Purchase of Shares (the "Supplemental Agreement") to the Acquisition Agreement, dated December 20, 1999, pursuant to which this acquisition was completed are attached as an exhibits hereto.

           Audited combined financial statements for KNS as at February 28, 1999 and for the years ended February 28, 1998 and 1999 and unaudited financial statements for KNS as at September 30, 1999 and for the seven months ended September 30, 1999 are attached to this Current Report on Form 8-K.

           The Registrant intends to file unaudited pro forma financial statements for the fiscal year ended December 31, 1998 and for the nine months ended September 30, 1999 showing the impact of the KNS acquisition in a subsequent Current Report on Form 8-K or Form 8-K/A on or before February 1, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         Audited financial statements for KNS as at February 28, 1999 and for the years ended February 28, 1998 and 1999 and unaudited financial statements for KNS as at September 30, 1999 and for the seven months ended September 30, 1999 are attached to this Report.

(b)      PRO  FORMA FINANCIAL INFORMATION:

         Pro forma financial information is not included with this Current Report on Form 8-K. Unaudited pro forma financial statements showing the combination of the Registrant with KNS as at December 31, 1998 and for the 12 months ended December 31, 1998 and as at September 30, 1999 and for the nine months ended September 30, 1999 will be provided in a subsequent filing which the Registrant intends to file on or before February 1, 2000.


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(c)      EXHIBITS:

         2.1 The Agreement for the Sale and Purchase of the Entire Issued Share Capital of KNS Holdings Limited dated November 15, 1999 between FutureLink Corp., a Delaware corporation and John Bennett, Richard Bennett, Colin Matthissen, Quadrangle Trust Company, Peter Crozier, Michael Dorward, Anthony Harrison-Wallace, Robert Kell, Mark Kerridge, Nicola Kerridge, Nigel Hawley, Rajan Mehta and Yuri Pasea. (the "Acquisition Agreement")

         2.2 Supplemental Agreement for Sale and Purchase of Shares dated December 20, 1999 to the Acquisition Agreement.

         23.1 Consent of Ernst & Young, Certified Public Accountants, the independent auditors of KNS.

         99.1     News Release of the Registrant dated December 22, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   FUTURELINK CORP.


   By:  [signed: R. Kilambi]                          Date:  January 6, 1999
        ----------------------------------------
         Raghu Kilambi, Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------
2.1          The Agreement for the Sale and Purchase of the
             Entire Issued Share Capital of KNS Holdings Limited
             dated November 15, 1999 between FutureLink Corp., a Delaware corporation and John Bennett, Richard Bennett, Colin Matthissen,
             Quadrangle Trust Company, Peter Crozier, Michael Dorward, Anthony
             Harrison-Wallace, Robert Kell, Mark Kerridge, Nicola Kerridge, Nigel
             Hawley, Rajan Mehta and Yuri Pasea. (the "Acquisition Agreement")

2.2          Supplemental Agreement for Sale and Purchase of Shares dated
             December 20, 1999 to the Acquisition Agreement.


23.1 Consent of Ernst & Young, Certified Public Accountants, the independent auditors of KNS.

99.1         News Release of the Registrant dated December 22, 1999.